                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

            Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 3

Van Eck VIP Trust

Van Eck VIP Global Hard Assets Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2013.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Hard Assets Fund (the “Fund”) gained 10.53% for the 12 months ended December 31, 2013. To compare, the Standard and Poor’s (S&P®) North American Natural Resources Sector Index1 rose 16.49% for the same period. Two key aspects of the Fund that detracted from performance relative to its primary benchmark were an overweight position in gold as well as in diversified metals and mining.

The Fund remained underweight relative to the benchmark in the energy sector overall at the end of the annual period, but maintained one of its highest historical energy allocations. Within energy, the Fund was overweight the oil and gas equipment and services, oil and gas drilling, and oil and gas exploration and production sub-sectors. The Fund was also overweight the diversified metals and mining and agricultural products sub-sectors.

The Fund was underweight integrated oil and gas companies throughout the annual period. While the Fund’s average weighting was slightly underweight oil and gas refining and marketing for the annual period, the Fund was overweight as of December 31, 2013. It should be noted that the Fund continues to employ a diversified natural resource strategy and as such has been historically underweight energy relative to the S&P® North American Natural Resources Sector Index, the Fund’s benchmark index. For example, the benchmark was approximately 84% energy as of December 31, whereas the Fund was approximately 72% energy—only slightly below the 12-month period’s high. As a point of reference, the S&P® Global Natural Resources Index2, which was approximately 37% energy as of December 31, gained only 0.96% for the 12-month period. This divergence in 2013 performances among indexes highlights the effect that energy allocation had on performance during 2013.

Overview

The most significant factor influencing the markets in which the Fund invested over the past 12 months was a deceleration in growth in the emerging markets that led to an underperformance of metals and mining shares and commodities relative to energy shares and commodities.

Precious metals including gold, with the exception of palladium and base metals, suffered declines during the year. Copper and nickel, for example, experienced drops in price of 7.2% and 18.5%, respectively. Corn and grains also declined over the 12-month period. On the other hand, West Texas Intermediate (WTI) crude prices increased 7.2% to end the year at $98.42 per barrel and North American natural gas was up significantly, albeit from a very low base.

Fund Review

The three strongest positive-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were oil and gas exploration and production, precious metals and minerals, and agricultural products. Within the oil and gas sub-sector mentioned above, an overweight allocation and, even more, stock selection both contributed to performance. The precious metals and minerals sub-sector consists mostly of silver mining stocks which had significant negative performance over the annual period, and to which the Fund had no exposure over that time frame which led to positive relative performance contribution. Conversely, the Fund had exposure to the agricultural products sub-sector, via its Archer-Daniels-Midland position (0.7% of Fund’s net assets†), which performed positively, and to which the benchmark index had no exposure during the 12-month period.

The three weakest-contributing sub-sectors to the Fund’s performance relative to the primary benchmark were gold, diversified metals and mining, and steel.

The Fund’s strongest contributors included mainly energy-related companies. Shares of the two strongest contributors, Pioneer Natural Resources (3.4% of Fund’s net assets†) and Cimarex Energy (3.7% of Fund’s net assets†), both oil and gas exploration and production companies, gained on strong drilling results and resource additions in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton (3.7% of Fund’s net assets†) rose on strong revenue growth from North American unconventional drilling activities and continued expansion in international exploration and development operations.

The Fund’s weakest contributors were gold companies. The shares of the three weakest of these, Newmont Mining, New Gold, and Eldorado Gold (1.1%, 0.9% and 0.8% of Fund’s net assets, respectively†), all dropped as weakness was seen in the gold mining sector broadly, driven by falling gold prices.

Significant purchases by the Fund were made in the oil and gas refining and marketing sub-sector, which saw the addition of shares in Phillips 66, Marathon Petroleum and Delek (2.6%, 2.4% and 1.1% of Fund’s net assets, respectively†). The Fund’s largest sales during the period were diversified metals and mining companies Rio Tinto, BHP Billiton and Freeport-McMoRan Copper & Gold (all eliminated by the Fund at period end). The Fund’s overall exposure to diversified metals and mining was reduced because of slowing emerging market growth and weakness in base metal and bulk commodity prices.

2

During the 12-month period, the Fund’s positions in both the diversified metals and mining and gold sub-sectors declined. The Fund’s cash position was also reduced. While the Fund’s allocation to the energy sector trended higher, within the sector itself, the oil and gas refining and marketing sub-sector saw the most significant increase in allocation, with both the oil and gas exploration and production and oil and gas equipment and services sub-sectors also seeing increases.

Outlook

Globally, we are currently seeing positive signs of possible inflections in GDP growth, particularly in developed markets. And while, in the emerging markets, we are seeing growth slowing, that growth is still meaningful. The combination of these two leads us to believe that increasing demand for commodities exists. The further combination of this demand with the never-ending treadmill of trying to provide cost effective, and cost competitive, supply, leads us to conclude that the outlook for commodities has improved. In addition to this fundamental supply and demand scenario, valuations, too, remain compelling across the board. And we do not believe there is one global hard asset sector that can, currently, be considered really expensive.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Shawn Reynolds
Co-Portfolio Manager	Co-Portfolio Manager

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

[2]	S&P® Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.
3

VAN ECK VIP GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2013 (unaudited)

Glencore Xstrata Plc

(Switzerland, 5.0%)

Glencore Xstrata, a diversified mining group, explores for and mines copper, coking coal, thermal coal, ferrochrome, vanadium, zinc, gold, lead, and silver. The group conducts operations in Australia, South Africa and Argentina.

Schlumberger Ltd.
(U.S., 3.9%)

Schlumberger is an oil services company. The company, through its subsidiaries, provides a wide range of services, including technology, project management, and information solutions to the international petroleum industry as well as advanced acquisition and data processing surveys.

Halliburton Co.
(U.S., 3.7%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

Consol Energy, Inc.
(U.S., 3.7%)

Consol Energy is a diversified fuel producer in the Eastern, U.S. The company owns and operates mining complexes in several states that contain coal reserves. Consol also explores, develops and produces natural gas, including methane and shale beds.

Cimarex Energy Co.
(U.S., 3.7%)

Cimarex Energy explores for and produces crude oil and natural gas in the United States. The company conducts activities primarily in New Mexico, Texas, and Oklahoma.

Concho Resources, Inc.
(U.S., 3.5%)

Concho Resources acquires, develops and explores for oil and natural gas properties in the Permian Basin area of Southeast New Mexico and West Texas.

Pioneer Natural Resources Co.
(U.S., 3.4%)

Pioneer Natural Resources is an independent oil and gas exploration and production company, headquartered in Dallas, Texas, with operations primarily in the United States.

Marathon Oil Corp.
(U.S., 3.2%)

Marathon Oil is an independent international energy company engaged in exploration and production, oil sands mining and integrated gas. The company’s operations are focused in North America, Africa, and Europe.

First Quantum Minerals Ltd.
(Canada, 3.0%)

First Quantum Minerals explores for, mines, and produces copper cathode, copper in concentrate, and gold. The company also produces sulfuric acid.

Anadarko Petroleum Corp.
(U.S., 3.0%)

Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, East and West Africa, and has production in China. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.
4

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total	Fund
Return 12/31/13	Initial Class	SPGINRTR	S&P 500
One Year	10.53%	16.49%	32.39%
Five Year	14.22%	13.45%	17.94%
Ten Year	13.57%	11.18%	7.41%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total	Fund
Return 12/31/13	Class S	SPGINRTR	S&P 500
One Year	10.30%	16.49%	32.39%
Five Year	13.85%	13.45%	17.94%
Life (since 5/1/06)	5.38%	5.05%	6.84%

Hypothetical Growth of $10,000 (Since Inception: Class S)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

5

VAN ECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(continued)

Inception date for the Van Eck VIP Global Hard Assets Fund was 9/1/89 (Initial Class) and 5/1/06 (Class S); index return for the Class S performance comparison is calculated as of nearest month end (4/30/06).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

The S&P 500® Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

6

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Hard Assets Fund

				Expenses Paid
		Beginning	Ending	During the Period*
		Account Value	Account Value	July 1, 2013 –
		July 1, 2013	December 31, 2013	December 31, 2013
Initial Class	Actual	$1,000.00	$1,162.60	$5.89
	Hypothetical**	$1,000.00	$1,019.76	$5.50
Class S	Actual	$1,000.00	$1,161.60	$7.25
	Hypothetical**	$1,000.00	$1,018.50	$6.77
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013), of 1.08% on Initial Class, and 1.33% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
7

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 94.0%

Bermuda: 0.3%
82,500	Nabors Industries Ltd. (USD)	$1,401,675

Brazil: 0.0%
1,614,800	Brazilian Resources, Inc. (CAD) * # §	174,535

Canada: 7.6%
68,700	Agrium, Inc. (USD)	6,284,676
685,600	Eldorado Gold Corp. (USD)	3,901,064
763,600	First Quantum Minerals Ltd.	13,758,818
222,500	Goldcorp, Inc. (USD)	4,821,575
454,519	Kinross Gold Corp. (USD)	1,990,793
752,800	New Gold, Inc. (USD) *	3,944,672
		34,701,598

Kuwait: 2.4%
389,061	Kuwait Energy Co. K.S.C.C. * # § ø	1,069,584
3,501,548	Kuwait Energy Plc * # § ø	9,926,727
		10,996,311

Monaco: 0.4%
166,000	Scorpio Tankers, Inc. (USD)	1,957,140

Norway: 0.9%
100,400	SeaDrill Ltd. #	4,114,839

Switzerland: 6.2%
4,392,465	Glencore Xstrata Plc (GBP) * #	22,852,037
150,200	Noble Corp Plc (USD)	5,627,994
		28,480,031

United Kingdom: 5.0%
3,102,200	Afren Plc * #	8,701,528
15,000	African Minerals Ltd. * # ø	49,412
285,500	African Minerals Ltd. * #	940,476
143,800	Genel Energy Plc * #	2,560,513
848,820	Ophir Energy Plc * #	4,609,599
93,100	Randgold Resources Ltd. (ADR)	5,847,611
		22,709,139

United States: 71.2%
100,905	Alpha Natural Resources, Inc. *	720,462
172,400	Anadarko Petroleum Corp.	13,674,768
71,200	Archer-Daniels-Midland Co.	3,090,080
153,600	Atwood Oceanics, Inc. *	8,200,704
217,600	Cameron International Corp. *	12,953,728
160,000	Cimarex Energy Co.	16,785,600
120,500	Cloud Peak Energy, Inc. *	2,169,000
148,750	Concho Resources, Inc. *	16,065,000
448,300	Consol Energy, Inc.	17,053,332
50,100	Cummins, Inc.	7,062,597
145,700	Delek US Holdings, Inc.	5,013,537
66,500	Diamond Offshore Drilling, Inc.	3,785,180
98,500	Diamondback Energy, Inc. *	5,206,710
82,000	Dril-Quip, Inc. *	9,014,260
69,000	EOG Resources, Inc.	11,580,960
26,300	Green Plains Renewable Energy, Inc.	509,957
40,000	Gulfport Energy Corp. *	2,526,000
545,500	Halcon Resources Corp. *	2,105,630
336,600	Halliburton Co.	17,082,450
221,100	HollyFrontier Corp.	10,986,459
Number of Shares		Value

United States: (continued)
54,100	Jacobs Engineering Group, Inc. *	$3,407,759
414,300	Louisiana-Pacific Corp. *	7,668,693
419,200	Marathon Oil Corp.	14,797,760
118,900	Marathon Petroleum Corp.	10,906,697
164,000	National Oilwell Varco, Inc.	13,042,920
209,750	Newfield Exploration Co. *	5,166,143
216,600	Newmont Mining Corp.	4,988,298
127,200	Occidental Petroleum Corp.	12,096,720
155,000	Phillips 66	11,955,150
85,200	Pioneer Natural Resources Co.	15,682,764
196,800	Schlumberger Ltd.	17,733,648
159,600	SM Energy Co.	13,264,356
194,900	Steel Dynamics, Inc.	3,808,346
266,700	Superior Energy Services, Inc. *	7,096,887
197,700	Tesoro Corp.	11,565,450
157,000	United States Steel Corp.	4,631,500
56,618	Whiting Petroleum Corp. *	3,502,956
		326,902,461

Total Common Stocks (Cost: $370,801,596)		431,437,729

WARRANTS: 0.0%

Canada: 0.0%
24,704	Kinross Gold Corp. Warrants (CAD 21.30, expiring 09/17/14) *	349

United States: 0.0%
419,074	Far East Energy Corp. Warrants (USD 1.25, expiring 12/28/14) * # §	3,143

Total Warrants (Cost: $29,072)		3,492

EXCHANGE TRADED FUND: 0.8% (Cost: $3,933,621)
32,500	SPDR Gold Trust *	3,775,525

MONEY MARKET FUND: 6.2% (Cost: $28,431,137)
28,431,137	AIM Treasury Portfolio – Institutional Class	28,431,137

Total Investments: 101.0% (Cost: $403,195,426)		463,647,883
Liabilities in excess of other assets: (1.0)%		(4,478,165)
NET ASSETS: 100.0%		$459,169,718

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $55,002,393 which represents 12.0% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $11,173,989 which represents 2.4% of net assets.
ø	Restricted security – the aggregate value of restricted securities is $11,045,723, or 2.4% of net assets.

See Notes to Financial Statements

8

Restricted securities held by the Fund as of December 31, 2013 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
African Minerals Ltd.	07/02/2009	15,000	$61,440	$49,412	0.0%
Kuwait Energy Co. K.S.C.C.	08/06/2008	389,061	1,176,489	1,069,584	0.2
Kuwait Energy Plc	12/19/2011	3,501,548	10,588,404	9,926,727	2.2
			$11,826,333	$11,045,723	2.4%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	16.6%	$76,878,802
Consumer, Non-cyclical	0.7	3,090,080
Energy	71.3	330,435,325
Industrial	4.3	20,096,189
Industrial Metals	0.2	940,476
Precious Metals	0.0	349
Exchange Traded Fund	0.8	3,775,525
Money Market Fund	6.1	28,431,137
	100.0%	$463,647,883

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$1,401,675	$—	$—	$1,401,675
Brazil	—	—	174,535	174,535
Canada	34,701,598	—	—	34,701,598
Kuwait	—	—	10,996,311	10,996,311
Monaco	1,957,140	—	—	1,957,140
Norway	—	4,114,839	—	4,114,839
Switzerland	5,627,994	22,852,037	—	28,480,031
United Kingdom	5,847,611	16,861,528	—	22,709,139
United States	326,902,461	—	—	326,902,461
Warrants
Canada	349	—	—	349
United States	—	3,143	—	3,143
Exchange Traded Fund	3,775,525	—	—	3,775,525
Money Market Fund	28,431,137	—	—	28,431,137
Total	$408,645,490	$43,831,547	$11,170,846	$463,647,883

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2012	$294,364	$11,696,433
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(119,829)	(700,122)
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2013	$174,535	$10,996,311

See Notes to Financial Statements

9

VAN ECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2013:

						Impact to
						Valuation
	Value as of					from an
	December 31,		Unobservable	Unobservable		Increase in
	2013	Valuation Technique	Input Description (1)	Input		Input (2)
Common Stocks
Brazil	$174,535	Discount cash flow	Discount for lack of market	25%		Decrease

Kuwait	10,996,311	Market comparable	Production multiple	45.0	x	Increase
		companies	Reserve multiple	11.0	x	Increase

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

10

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value (Cost $403,195,426)	$463,647,883
Receivables:
Shares of beneficial interest sold	331,447
Dividends	340,896
Prepaid expenses	41
Total assets	464,320,267

Liabilities:
Payables:
Investments purchased	3,061,178
Shares of beneficial interest redeemed	1,009,446
Due to Adviser	379,268
Due to Distributor	25,096
Deferred Trustee fees	101,957
Accrued expenses	573,604
Total liabilities	5,150,549
NET ASSETS	$459,169,718

Initial Class Shares:
Net Assets	$336,762,811
Shares of beneficial interest outstanding	10,727,060
Net asset value, redemption and offering price per share	$31.39

Class S Shares:
Net Assets	$122,406,907
Shares of beneficial interest outstanding	4,007,044
Net asset value, redemption and offering price per share	$30.55

Net Assets consist of:
Aggregate paid in capital	$400,823,464
Net unrealized appreciation	60,452,457
Accumulated net investment loss	(112,750)
Accumulated net realized loss	(1,993,453)
$459,169,718

See Notes to Financial Statements

11

VAN ECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Income:
Dividends (net of foreign taxes withheld of $66,331)		$6,022,172

Expenses:
Management fees	$4,422,406
Distribution fees – Class S Shares	262,351
Transfer agent fees – Initial Class	70,417
Transfer agent fees – Class S Shares	24,545
Custodian fees	47,292
Professional fees	58,257
Reports to shareholders	163,458
Insurance	8,996
Trustees’ fees and expenses	16,005
Interest	557
Other	3,811
Total expenses	5,078,095
Net investment income		944,077

Net realized gain (loss) on:
Investments		5,541,567
Foreign currency transactions and foreign denominated assets and liabilities		(10,799)
Net realized gain		5,530,768

Net change in unrealized appreciation (depreciation) on:
Investments		37,352,168
Foreign currency transactions and foreign denominated assets and liabilities		153
Net change in unrealized appreciation (depreciation)		37,352,321
Net Increase in Net Assets Resulting from Operations		$43,827,166

See Notes to Financial Statements

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
Operations:
Net investment income	$944,077	$2,581,597
Net realized gain	5,530,768	194,393,736
Net change in unrealized appreciation (depreciation)	37,352,321	(98,739,556)
Net increase in net assets resulting from operations	43,827,166	98,235,777
Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(2,370,818)	(2,278,070)
Class S Shares	(468,880)	(506,358)
	(2,839,698)	(2,784,428)
Net realized gains
Initial Class Shares	(6,777,188)	(72,929,958)
Class R1 Shares	—	(7,810,105)
Class S Shares	(1,817,712)	(4,587,025)
	(8,594,900)	(85,327,088)
Total dividends and distributions	(11,434,598)	(88,111,516)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	53,276,344	69,378,295
Class R1 Shares	—	5,730,499
Class S Shares	67,429,463	50,489,502
	120,705,807	125,598,296
Transfer from shares due to conversion (a)
Initial Class Shares	—	110,034,621
Class R1 Shares	—	(110,034,621)
	—	—
Reinvestment of dividends and distributions
Initial Class Shares	9,148,007	75,208,028
Class R1 Shares	—	7,810,105
Class S Shares	2,286,591	5,093,383
	11,434,598	88,111,516
Cost of shares redeemed
Initial Class Shares	(104,572,301)	(841,968,495)
Class R1 Shares	—	(6,528,079)
Class S Shares	(41,518,622)	(14,345,310)
Redemption fees	—	7,293
	(146,090,923)	(862,834,591)
Net decrease in net assets resulting from share transactions	(13,950,518)	(649,124,779)
Total increase (decrease) in net assets	18,442,050	(639,000,518)
Net Assets:
Beginning of year	440,727,668	1,079,728,186
End of year (including accumulated net investment loss of ($112,750) and ($4,103,838), respectively)	$459,169,718	$440,727,668
* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,806,442	2,300,950
Shares transferred (a)	—	3,644,737
Shares reinvested	308,429	2,427,701
Shares redeemed	(3,557,223)	(26,337,151)
Net decrease	(1,442,352)	(17,963,763)

Class R1 Shares:
Shares sold	—	182,142
Shares transferred (a)	—	(3,649,573)
Shares reinvested	—	250,484
Shares redeemed	—	(203,550)
Net decrease	—	(3,420,497)

Class S Shares:
Shares sold	2,335,791	1,785,210
Shares reinvested	79,039	170,504
Shares redeemed	(1,446,168)	(506,171)
Net increase	968,662	1,449,543
(a)	At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

13

VAN ECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$29.13	$30.75	$37.67		$29.26		$18.75
Income from investment operations:
Net investment income (loss)	0.08 (b)	0.15 (b)	0.04	(b)	(0.01)		(0.03)
Net realized and unrealized gain (loss) on investments	2.95	1.00	(6.09)		8.52		10.72
Total from investment operations	3.03	1.15	(6.05)		8.51		10.69
Less dividends and distributions from:
Net investment income	(0.20)	(0.18)	(0.42)		(0.11)		(0.06)
Net realized gains	(0.57)	(2.59)	(0.45)		—		(0.12)
Total dividends and distributions	(0.77)	(2.77)	(0.87)		(0.11)		(0.18)
Settlement payments from unaffiliated third parties	—	—	—		0.01	(c)	—
Redemption fees	—	— (d)	—	(d)	—	(d)	— (d)
Net asset value, end of year	$31.39	$29.13	$30.75		$37.67		$29.26
Total return (a)	10.53%	3.39%	(16.45)%		29.23	%(c)	57.54%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$336,763	$354,487	$926,630		$1,162,125		$897,073
Ratio of gross expenses to average net assets	1.09%	1.03%	0.92%		0.97%		1.10%
Ratio of net expenses to average net assets	1.09%	1.03%	0.92%		0.97%		1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.09%	1.03%	0.92%		0.97%		1.09%
Ratio of net investment income (loss) to average net assets	0.27%	0.50%	0.11%		(0.05)%		(0.15)%
Portfolio turnover rate	31%	29%	38%		70%		105%

	Class S Shares
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of year	$28.38	$30.10	$36.95		$28.80		$18.53
Income from investment operations:
Net investment income (loss)	0.01 (b)	0.13 (b)	(0.06	)(b)	0.05		(0.06)
Net realized and unrealized gain (loss) on investments	2.88	0.92	(5.96)		8.17		10.51
Total from investment operations	2.89	1.05	(6.02)		8.22		10.45
Less dividends and distributions from:
Net investment income	(0.15)	(0.18)	(0.38)		(0.08)		(0.06)
Net realized gains	(0.57)	(2.59)	(0.45)		—		(0.12)
Total dividends and distributions	(0.72)	(2.77)	(0.83)		(0.08)		(0.18)
Settlement payments from unaffiliated third parties	—	—	—		0.01	(c)	—
Redemption fees	—	— (d)	—	(d)	—	(d)	— (d)
Net asset value, end of year	$30.55	$28.38	$30.10		$36.95		$28.80
Total return (a)	10.30%	3.11%	(16.69)%		28.67	%(c)	56.92%

Ratios/Supplemental Data
Net Assets, end of year (000’s)	$122,407	$86,241	$47,818		$25,061		$3,899
Ratio of gross expenses to average net assets	1.34%	1.34%	1.26%		1.36%		2.24%
Ratio of net expenses to average net assets	1.34%	1.34%	1.26%		1.36%		1.44%
Ratio of net expenses, excluding interest expense, to average net assets	1.34%	1.34%	1.26%		1.36%		1.44%
Ratio of net investment income (loss) to average net assets	0.03%	0.47%	(0.18)%		(0.39)%		(0.73)%
Portfolio turnover rate	31%	29%	38%		70%		105%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.04% of the Initial Class Shares and Class S Shares total return.
(d)	Amount represents less than $0.005 per share

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Exchange traded funds are valued at their official closing price and are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
15

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2013 are reflected in the Fund’s Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2013.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2013.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses
16

are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and are reflected in the Statement of Changes in Net Assets and Financial Highlights.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2014, waive management fees and/or assume expenses (excluding acquired fund fees and expenses interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expensess) from exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the year ended December 31, 2013, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $128,679,292 and $145,565,088, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2013 was $405,171,372 and net unrealized appreciation aggregated $58,476,511 of which $95,255,920 related to appreciated securities and $36,779,409 related to depreciated securities.

At December 31, 2013, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$289,901
Accumulated capital losses	(318,203)
Other temporary difference	(101,955)
Unrealized appreciation	58,476,511
Total	$58,346,254

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$2,855,232	$17,803,511
Long-term capital gains	8,579,366	70,308,005
Total	$11,434,598	$88,111,516

At December 31, 2013, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Long-Term Capital Losses
$318,203
17

VAN ECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2013, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $5,886,709, increased accumulated net realized loss on investments by $5,886,345 and decreased aggregate paid in capital by $364. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and investments in passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2012), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2013, the aggregate shareholder accounts of three insurance companies own approximately 53%, 23%, and 5% of the Initial Class Shares and three insurance companies own approximately 53%, 29% and 8% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2013, the Fund had no outstanding borrowings under the Facility.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2013, the Fund had no securities lending activity.

18

Note 11—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 of the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.028 per share from net investment income was declared and paid on January 31, 2014 to shareholders of record of the Initial Class Shares as of January 30, 2014 with a reinvestment date of January 31, 2014.

19

VAN ECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Hard Assets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Global Hard Assets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2014

20

TAX INFORMATION

(unaudited)

For the 2013 fiscal year, 100% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

21

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	13	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
22

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (Since 2008); Manager (Portfolio Administration) of the VEAC (September 2005-October 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 58	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (Since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013-September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (Since 1997); Director of the Adviser, VESC and VEAC (Since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (Since July 1993); Executive Vice President of VEAC (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
23

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653
VIPGHAAR
vaneck.com

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the Registrant with fiscal years ended
     December 31, 2013 and December 31, 2012, were $110,700 and $108,000, respectively.

(b)  Audit-Related Fees. Ernst & Young billed audit-related fees of $5,000 and
     $0 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $16,400 and $16,400, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
     (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940
     Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities
     Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST -- VAN ECK VIP GLOBAL HARD ASSETS FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     ----------------